Janus Investment Fund

Janus Henderson Contrarian Fund

Supplement dated June 30, 2017

to Currently Effective Prospectuses

Effective July 3, 2017, the prospectuses for Janus Henderson Contrarian Fund (the “Fund”) are amended as follows:

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of the Fund’s Prospectuses:

Portfolio Manager: Nick Schommer, CFA, is Portfolio Manager of the Fund, which he has managed since July 2017.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Henderson Contrarian Fund

Nick Schommer, CFA, is Portfolio Manager of Janus Henderson Contrarian Fund, which he has managed since July 2017. Mr. Schommer is also Portfolio Manager of other Janus accounts. He joined Janus Capital in June 2013. Prior to joining Janus Capital, Mr. Schommer was an associate portfolio manager at Thornburg Investment Management, a position he held since January 2012. Mr. Schommer holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree in Finance from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.

Effective July 3, 2017, references to Daniel Kozlowski are deleted from the Fund’s prospectuses.

Please retain this Supplement with your records.